Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS THIRD QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL NOVEMBER 4, 2016 AT 11:00 A.M. ET

BATON ROUGE, Louisiana (November 3, 2016) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three and nine-month periods ended September 30, 2016.

Three-Month Periods Ended September 30, 2016 and 2015

•	Net service revenue increased $35.2 million to $361.6 million compared to $326.4 million in 2015.

•	Net income attributable to Amedisys, Inc. of $11.4 million compared to $8.4 million in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.34 per diluted share compared to $0.25 in 2015.

Adjusted Results*

•	Adjusted net service revenue of $361.6 million compared to $326.4 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. of $12.1 million compared to $11.5 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.36 compared to $0.34 in 2015.

•	Adjusted EBITDA (defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization excluding certain items) of $25.6 million compared to $26.4 million in 2015.

Nine-Month Periods Ended September 30, 2016 and 2015

•	Net service revenue increased $129.0 million to $1,071.2 million compared to $942.2 million in 2015.

•	Net income attributable to Amedisys, Inc. of $28.3 million compared to $15.9 million net loss in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share increased $1.32 to $0.84 compared to $0.48 net loss per diluted share in 2015.

Adjusted Results*

•	Adjusted net service revenue of $1,072.1 million compared to $942.2 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. of $37.2 million compared to $35.8 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.10 compared to $1.09 in 2015.

•	Adjusted EBITDA of $79.4 million compared to $84.4 million in 2015.

* See pages 10 and 11 for the reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am extremely proud of our organization for their dedication to delivering high-quality, low-cost care to our patients while the company continues to undergo a significant transition. Our employees delivered solid results across all three business segments. As outlined in our earnings preannouncement last week, we did encounter some challenges in home health volumes as well as increased health insurance and bad debt expenses. However, as of October 31, our last group of care centers is live on HomeCare HomeBase, an effort that involved training over 11,000 employees over the course of only 15 months. We are focused on continued growth and delivering on the operational efficiencies we have promised our shareholders. At the same time, we are actively pursuing opportunities to reinvest in our business and deploy capital toward accretive acquisitions. We are extremely excited about the opportunities in front of us as we continue to execute on our strategy.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through December 3, 2016 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13648537.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: (1) EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization; (2) adjusted EBITDA, defined as EBITDA excluding certain items; (3) adjusted net service revenue, defined as net service revenue excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

Balance Sheet Information

	September 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,915	$27,502
Patient accounts receivable, net of allowance for doubtful accounts of $16,710 and $16,526	162,500	125,010
Prepaid expenses	9,948	8,110
Other current assets	12,070	14,641

Total current assets	193,433	175,263
Property and equipment, net of accumulated depreciation of $144,055 and $141,793	42,960	42,695
Goodwill	284,552	261,663
Intangible assets, net of accumulated amortization of $27,180 and $25,386	47,249	44,047
Deferred income taxes	113,797	125,245
Other assets, net	39,741	32,802

Total assets	$721,732	$681,715

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$33,088	$25,682
Payroll and employee benefits	78,754	72,546
Accrued expenses	65,112	71,965
Current portion of long-term obligations	5,220	5,000

Total current liabilities	182,174	175,193
Long-term obligations, less current portion	88,874	91,630
Other long-term obligations	4,306	4,456

Total liabilities	275,354	271,279

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,195,655 and 34,786,966 shares issued; and 33,551,441 and 33,607,282 shares outstanding	35	35
Additional paid-in capital	531,112	504,290
Treasury stock at cost, 1,644,214 and 1,179,684 shares of common stock	(46,253)	(26,966)
Accumulated other comprehensive income	15	15
Retained earnings	(39,462)	(67,806)

Total Amedisys, Inc. stockholders’ equity	445,447	409,568
Noncontrolling interests	931	868

Total equity	446,378	410,436

Total liabilities and equity	$721,732	$681,715

Statement of Operations Information (Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2016	2015	2016	2015
Net service revenue	$361,595	$326,450	$1,071,158	$942,174
Cost of service, excluding depreciation and amortization	212,124	186,772	620,466	533,432
General and administrative expenses:
Salaries and benefits	77,019	69,993	231,079	209,797
Non-cash compensation	4,750	3,060	12,556	7,637
Other	42,658	39,551	134,951	114,734
Provision for doubtful accounts	5,471	3,638	13,664	9,370
Depreciation and amortization	5,214	4,646	14,662	15,798
Asset impairment charge	—	2,075	—	77,268

Operating expenses	347,236	309,735	1,027,378	968,036

Operating income (loss)	14,359	16,715	43,780	(25,862)
Other income (expense):
Interest income	14	7	45	33
Interest expense	(1,136)	(4,936)	(3,551)	(9,778)
Equity in earnings from equity method investments	3,244	1,924	3,602	8,701
Miscellaneous, net	1,713	1,330	3,106	3,962

Total other income (expense), net	3,835	(1,675)	3,202	2,918

Income (loss) before income taxes	18,194	15,040	46,982	(22,944)
Income tax (expense) benefit	(6,693)	(6,465)	(18,323)	7,560

Net income (loss)	11,501	8,575	28,659	(15,384)
Net income attributable to noncontrolling interests	(66)	(135)	(315)	(548)

Net income (loss) attributable to Amedisys, Inc.	$11,435	$8,440	$28,344	$(15,932)

Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.34	$0.25	$0.86	$(0.48)

Weighted average shares outstanding	33,309	33,128	33,142	32,957

Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.34	$0.25	$0.84	$(0.48)

Weighted average shares outstanding	33,823	33,631	33,699	32,957

Cash Flow and Days Revenue Outstanding, Net Information (Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2016	2015	2016	2015

Net cash provided by operating activities	$6,803	$30,704	$33,698	$87,741
Net cash used in investing activities	(7,649)	(8,037)	(45,400)	(19,859)
Net cash (used in) provided by financing activities	(207)	1,183	(6,885)	(18,863)

Net (decrease) increase in cash and cash equivalents	(1,053)	23,850	(18,587)	49,019
Cash and cash equivalents at beginning of period	9,968	33,201	27,502	8,032

Cash and cash equivalents at end of period	$8,915	$57,051	$8,915	$57,051

Days revenue outstanding, net (1)	40.0	33.1	40.0	33.1

(1)	Our calculation of days revenue outstanding, net at September 30, 2016 and 2015 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period ended September 30, 2016 and 2015, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended September 30,
	2016	2015
Financial Information (in millions):
Medicare	$203.9	$190.2
Non-Medicare	65.0	63.2

Net service revenue	268.9	253.4
Cost of service	162.4	150.0

Gross margin	106.5	103.4
Other operating expenses	77.4	70.0

Operating income	$29.1	$33.4

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	1%	3%
Admissions	1%	4%
Recertifications	(3%)	0%
Total (2):
Admissions	47,625	44,434
Recertifications	25,522	25,420
Completed episodes	71,948	67,288
Visits	1,266,780	1,208,853
Average revenue per completed episode (3)	$2,841	$2,821
Visits per completed episode (4)	17.5	17.5

Non-Medicare:
Same Store Volume (1):
Revenue	4%	22%
Admissions	(1%)	21%
Recertifications	1%	15%
Total (2):
Admissions	24,335	24,792
Recertifications	9,479	9,447
Visits	506,729	504,441

Total (2):
Cost per Visit	$91.58	$87.54
Visits	1,773,509	1,713,294

	For the Nine-Month Periods Ended September 30,
	2016	2015

Financial Information (in millions):
Medicare	$619.2	$565.8
Non-Medicare	198.0	176.8

Net service revenue	817.2	742.6
Cost of service	483.6	431.0

Gross margin	333.6	311.6
Other operating expenses	230.5	204.0

Operating income	$103.1	$107.6

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	3%	2%
Admissions	3%	2%
Recertifications	1%	(2%)
Total (2):
Admissions	147,025	133,973
Recertifications	77,565	74,386
Completed episodes	218,007	200,301
Visits	3,893,568	3,580,751
Average revenue per completed episode (3)	$2,835	$2,816
Visits per completed episode (4)	17.5	17.4

Non-Medicare:
Same Store Volume (1):
Revenue	12%	19%
Admissions	4%	17%
Recertifications	11%	13%
Total (2):
Admissions	74,139	71,733
Recertifications	28,945	26,072
Visits	1,549,760	1,424,595

Total (2):
Cost per Visit	$88.83	$86.10
Visits	5,443,328	5,005,346

(1)	Same store Medicare and Non-Medicare revenue, admissions or recertifications growth (decline) is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(2)	Total includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended September 30,
	2016	2015
Financial Information (in millions):
Medicare	$77.0	$68.6
Non-Medicare	5.0	4.4

Net service revenue	82.0	73.0
Cost of service	41.9	36.8

Gross margin	40.1	36.2
Other operating expenses	19.3	16.9

Operating income	$20.8	$19.3

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	12%	17%
Non-Medicare revenue	14%	14%
Hospice admissions	16%	26%
Average daily census	14%	17%
Total (2):
Hospice admissions	5,751	4,962
Average daily census	6,087	5,346
Revenue per day, net	$146.49	$148.47
Cost of service per day	$74.77	$74.82
Average length of stay	92	92

	For the Nine-Month Periods Ended September 30,
	2016	2015
Financial Information (in millions):
Medicare	$217.0	$187.6
Non-Medicare	13.8	12.0

Net service revenue	230.8	199.6
Cost of service	120.1	102.4

Gross margin	110.7	97.2
Other operating expenses	55.6	48.2

Operating income	$55.1	$49.0

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	16%	10%
Non-Medicare revenue	15%	11%
Hospice admissions	18%	14%
Average daily census	17%	8%
Total (2):
Hospice admissions	16,757	14,239
Average daily census	5,776	4,947
Revenue per day, net	$145.86	$147.79
Cost of service per day	$75.89	$75.87
Average length of stay	94	90

(1)	Same store Medicare and Non-Medicare revenue, Hospice admissions or average daily census growth (decline) is the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Total includes acquisitions.

Supplemental Information - Corporate

	For the Three-Month Periods Ended September 30,
	2016	2015
Financial Information (in millions):
Other operating expenses	$32.7	$30.8
Depreciation and amortization	3.3	3.1

Total before impairment (1)	$36.0	$33.9

	For the Nine-Month Periods Ended September 30,
	2016	2015
Financial Information (in millions):
Other operating expenses	$106.4	$94.3
Depreciation and amortization	9.3	10.8

Total before impairment (1)	$115.7	$105.1

(1)	Total of $36.0 million on a GAAP basis for the three-month period ended September 30, 2015 (including $2.1 million asset impairment charge). Total of $182.4 million on a GAAP basis for the nine-month period ended September 30, 2015 (including $77.3 million asset impairment charge).

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$11,435	$8,440	$28,344	$(15,932)
Add:
Income tax expense (benefit)	6,693	6,465	18,323	(7,560)
Interest expense, net	1,122	4,929	3,506	9,745
Depreciation and amortization	5,214	4,646	14,662	15,798

EBITDA (1) (7)	24,464	24,480	64,835	2,051
Add:
Certain items (2)	1,158	5,100	14,560	85,567
Debt refinance costs (2)	—	(3,212)	—	(3,212)

Adjusted EBITDA (3) (7)	$25,622	$26,368	$79,395	$84,406

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2016	2015	2016	2015
Net service revenue	$361,595	$326,450	$1,071,158	$942,174
Add:
Certain items (2)	—	—	948	—

Adjusted net service revenue (4) (7)	$361,595	$326,450	$1,072,106	$942,174

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$11,435	$8,440	$28,344	$(15,932)
Add:
Certain items (2)	700	3,086	8,809	51,768

Adjusted net income attributable to Amedisys, Inc. (5) (7)	$12,135	$11,526	$37,153	$35,836

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.34	$0.25	$0.84	$(0.48)
Add:
Certain items (2)	0.02	0.09	0.26	1.57

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$0.36	$0.34	$1.10	$1.09

(1)	EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization.

(2)	The following details the certain items for the three and nine-month periods ended September 30, 2016 and 2015:

	For the Three-Month Period Ended September 30, 2016	For the Nine-Month Period Ended September 30, 2016
	(Income) Expense	(Income) Expense
HCHB implementation	$1,993	$7,025
Acquisition costs	467	2,509
Legal fees - non-routine	374	2,350
Legal settlements	(1,242)	(2,048)
Restructuring activity	1,965	5,669
Third party audit reserve	—	948
Disaster relief	338	338
Miscellaneous, other (income) expense, net	(2,737)	(2,231)

Total	$1,158	$14,560

Net of tax	700	8,809

Diluted EPS	0.02	0.26

	For the Three-Month Period Ended September 30, 2015	For the Nine-Month Period Ended September 30, 2015
	(Income) Expense	(Income) Expense
Wage and Hour litigation	$—	$8,000
HCHB implementation	2,048	2,048
Legal fees - non-routine	286	286
Legal settlements	(1,014)	(2,139)
Inventory and Data Security Reporting	—	2,121
Asset impairment	2,075	77,268
Restructuring activity	56	2,735
Debt refinance costs	3,212	3,212
Miscellaneous, other (income) expense, net	(1,563)	(7,964)

Total	$5,100	$85,567

Net of tax	$3,086	$51,768

Diluted EPS	$0.09	$1.57

(3)	Adjusted EBITDA is defined as EBITDA, as defined in footnote 1, excluding certain items as described in footnote 2.
(4)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 2.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. excluding certain items as described in footnote 2.
(6)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share excluding the earnings per share effect of certain items as described in footnote 2.
(7)	EBITDA, adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.